SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): May 15, 2000

          Onyx Acceptance Grantor Trust 2000-A
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-92245                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 2000-A, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of February 1,2000 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as
Trust Agent, the registrant has caused to be filed with the Commission, the May 2000 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the
Onyx Acceptance Owner Trust 2000-A and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange
Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2000-A for the month of May 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: May 26, 2000

Exhibit 19

Onyx Acceptance Owner Trust 2000-A                                                    Distribution Date Statement

      6.09% Class A-1 Auto Loan Backed Notes                           $72,000,000
      6.81% Class A-2 Auto Loan Backed Notes                          $132,000,000
      7.27% Class A-3 Auto Loan Backed Notes                          $107,000,000
      7.42% Class A-4 Auto Loan Backed Notes                           $93,200,000
      7.69% Auto Loan Backed Certificates                              $25,800,000

            Total Securities Issued                                   $430,000,000

Collection Period Beginning on:                                           04/01/00
Collection Period Ending on:                                              04/30/00
Distribution Date:                                                        05/15/00

          1 Original Pool Balance                                                              $430,000,000.00
          2 Collection Period Beginning Pool Balance                                           $406,380,969.38
          3   Securities Balance                                                               $406,380,969.38


            Net Collections for the Collection Period
          4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month               $14,881,920.33
          5 Full Prepayments through first 5 business days of current month (Precompute only)       182,070.08
         5a Full Prepayments through first 5 business days of current month (Simple interest  only) 941,273.25
          6 Full Prepayments included in Prior Collection Period (Precompute only)                   49,364.13
         6a Full Prepayments included in Prior Collection Period (Simple Interest only)           1,070,547.68
          7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                      0.00
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                     649,189.63
          9 Yield Supplement Amount to be Deposited to Collection Account                                 0.00
         10 Net Liquidation Proceeds on Defaulted Contracts                                         101,127.16
         11 Net Liquidation Proceeds first 5 business days of current month                               0.00
         12 Net Liquidation Proceeds included in Prior Collection Period                                  0.00
         13 Net Insurance Proceeds                                                                        0.00
         14 Net Insurance Proceeds first 5 business days of current month                                 0.00
         15 Net Insurance Proceeds included in Prior Collection Period                                    0.00
         16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                               0.00
         17 Reinvestment Earnings on Funds in Collection Acct (ccma + invest)                        50,798.45

         18 Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                         $15,686,467.09

            Computation of Regular Principal Distributable Amount
         19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only            421,798.63
         20 Principal Collected: Payments only - Simple Interest contracts                        4,905,577.50
         21 Principal Collected: Full Prepayments - S.I. thru month-end                           3,275,752.86
         22 Full Prepayments through first 5 business days of current month: Simple Interest only   941,273.25
         23 Full Prepayments: Precompute only through month end                                     300,484.31
         24 Full Prepayments through first 5 business days of current month: Precompute only        182,070.08
         25 Defaulted Contracts  (Liquidated Proceeds received)                                     159,034.10
         26 Defaulted Contracts  thru 1st 5 business days of current month                                0.00
         27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                     0.00
         28 Defaulted Contracts  thru 1st 5 bus. days                                                     0.00
         29 Repurchased Contracts                                                                         0.00

         30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                         $10,185,990.73

         31 Collection Period Ending Pool Balance of underlying Contracts                      $396,194,978.65
         32 Collection Period Ending Pool Balance as % of Original Pool Balance (31 / 1)                92.14%

         33 Accelerated Principal Target Level                                                             N/A
         34 Accelerated Principal Distributable Amount                                                   $0.00



            Calculation of Note Interest Distributable Amount

         35 Class A-1 Notes:   Principal Amount at end of prior Distribution Date               $48,380,969.38

         36 Class A-1 Note Interest Carryover Shortfall                                                  $0.00
         37 Class A-1 Note Interest Accrual over Interest Accrual Period @                         $229,164.52

         38 Class A-1 Note Interest Distributable Amount (36 + 37)                                 $229,164.52

         39 Class A-2 Notes:   Principal Amount at end of prior Distribution Date              $132,000,000.00

         40 Class A-2 Note Interest Carryover Shortfall                                                  $0.00
         41 Class A-2 Note Interest Accrual over Interest Accrual Period @                         $749,100.00

         42 Class A-2 Note Interest Distributable Amount (40 + 41)                                 $749,100.00

         43 Class A-3 Notes:   Principal Amount at end of prior Distribution Date              $107,000,000.00

         44 Class A-3 Note Interest Carryover Shortfall                                                  $0.00
         45 Class A-3 Note Interest Accrual over Interest Accrual Period @                         $648,241.67

         46 Class A-3 Note Interest Distributable Amount (44 + 45)                                 $648,241.67

         47 Class A-4 Notes:   Principal Amount at end of prior Distribution Date               $93,200,000.00

         48 Class A-4 Note Interest Carryover Shortfall                                                  $0.00
         49 Class A-4 Note Interest Accrual over Interest Accrual Period @                         $576,286.67

         50 Class A-4 Note Interest Distributable Amount (48 + 49)                                 $576,286.67

         51 Note Interest Distributable Amount - Total all Notes (38+43+46+50)                   $2,202,792.86

            Calculation of Note Principal Distributable Amount
         52 Class A-1 Note original outstanding principal amount                                $72,000,000.00
         53 Class A-1 Note outstanding principal amount: Beginning  (35)                        $48,380,969.38
         54 Class A-1 Note Principal Carryover Shortfall (preceding Distribution Date)                   $0.00
         55 Class A-1 Note Percentage                                                                     100%
         56 Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount      $10,185,990.73
         57 Class A-1 Note Accelerated Principal Distributable Amount                                    $0.00
         58 Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                        $10,185,990.73

         59 Class A-1 Note outstanding principal amount: Ending (53 - 58)                       $38,194,978.65
         60 Class A-1 Note Pool Factor  (59 / 52)                                                     0.530486

         61 Class A-2 Note original outstanding principal amount                               $132,000,000.00
         62 Class A-2 Note outstanding principal amount: Beginning (39)                        $132,000,000.00
         63 Class A-2 Note Principal Carryover Shortfall preceding Distribution Date                     $0.00
         64 Class A-2 Note Percentage                                                                       0%
         65 Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount               $0.00
         66 Class A-2 Note Accelerated Principal Distributable Amount                                    $0.00
         67 Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                 $0.00

         68 Class A-2 Note outstanding principal amount: Ending (62 - 67)                      $132,000,000.00
         69 Class A-2 Note Pool Factor (68 / 61)                                                      1.000000

         70 Class A-3 Note original outstanding principal amount                               $107,000,000.00
         71 Class A-3 Note outstanding principal amount: Beginning (43)                        $107,000,000.00
         72 Class A-3 Note Principal Carryover Shortfall for preceding Distribution Date                 $0.00
         73 Class A-3 Note Percentage                                                                       0%
         74 Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount               $0.00
         75 Class A-3 Note Accelerated Principal Distributable Amount                                    $0.00
         76 Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                 $0.00

         77 Class A-3 Note outstanding principal amount: Ending (71 - 76)                      $107,000,000.00
         78 Class A-3 Note Pool Factor (77 / 70)                                                      1.000000

         79 Class A-4 Note original outstanding principal amount                                $93,200,000.00
         80 Class A-4 Note outstanding principal amount: Beginning (47)                         $93,200,000.00
         81 Class A-4 Note Principal Carryover Shortfall for  preceding Distribution Date                $0.00
         82 Class A-4 Note Percentage                                                                       0%
         83 Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount               $0.00
         84 Class A-4 Note Accelerated Principal Distributable Amount                                    $0.00
         85 Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                 $0.00

         86 Class A-4 Note outstanding principal amount: Ending (80 - 85)                       $93,200,000.00
         87 Class A-4 Note Pool Factor (86 / 79)                                                      1.000000

         88 Note Principal Distributable Amount - Total all Notes                               $10,185,990.73
         89 Note outstanding principal amount - Total all Notes: Ending                        $370,394,978.65
         90 Accelerated Principal Distributable Amount                                                   $0.00
         91 Note Distributable Amount - Total all Notes (Principal & Interest)                  $12,388,783.59

         92 Memo: Note Principal Carryover Shortfall - Total for preceding Distribution Date             $0.00

            Calculation of Certificate Interest Distributable Amount
         93 Certificate Interest Accrual Period begins
         94 Certificate Interest Accrual Period ends

         95 Certificate Balance as of immediately preceding Distribution Date                   $25,800,000.00

         96 Certificate Interest Carryover Shortfall                                                     $0.00
         97 Certificate Interest Accrual over Interest Accrual Period @                            $165,335.00

         98 Certificate Interest Distributable Amount (96 + 97)                                    $165,335.00

            Calculation of Certificate Principal Distributable Amount
         99 Original Certificate Balance                                                        $25,800,000.00
        100 Certificate Balance: Beginning (95)                                                 $25,800,000.00
        101 Certificate Principal Carryover Shortfall for preceding Distribution Date                    $0.00
        102 Certificate Percentage                                                                          0%
        103 Certificate Percentage multiplied by Regular Principal Distributable Amount                  $0.00
        104 Certificate Principal Distributable Amount (101 + 103)                                       $0.00

        105 Certificate Balance: Ending (100 - 104)                                             $25,800,000.00
        106 Certificate Pool Factor (105 / 99)                                                        1.000000

        107 Certificate Distributable Amount  (Principal & Interest) (98 + 104)                    $165,335.00

        108   Securities Balance                                                               $406,380,969.38
        109 Principal Distribution Amount (88 + 104)                                            $10,185,990.73
        110 Securities Balance - Ending                                                        $396,194,978.65

            Calculation of Total Distribution Amount
        111 Interest Distribution Amount                                                         $2,368,127.86
        112 Principal Distribution Amount                                                       $10,185,990.73
        113 Total Distribution Amount (111 + 112)                                               $12,554,118.59

            NET COLLECTIONS PAYOUT ALLOCATION

        114 Reinvestment Earnings on Funds in Collection Acct                                       $50,798.45
        115 Servicing Fee Paid this Period to Servicer                                             $338,650.81

            Note Interest Paid Calculation
        116 Class A-1 Note Interest Carryover Shortfall (Beginning)  (36)                                $0.00
        117 Interest Due on Above Beginning Shortfall                                                    $0.00
        118 Class A-1 Note Interest Distributable Amount  (38)                                     $229,164.52
        119 Class A-1 Note Interest Paid this Period                                               $229,164.52
        120 Class A-1 Note Interest Carryover Shortfall (Ending)  (118 - 119)                            $0.00

        121 Class A-2 Note Interest Carryover Shortfall (Beginning)  (40)                                $0.00
        122 Interest Due on Above Beginning Shortfall                                                    $0.00
        123 Class A-2 Note Interest Distributable Amount  (42)                                     $749,100.00
        124 Class A-2 Note Interest Paid this Period                                               $749,100.00
        125 Class A-2 Note Interest Carryover Shortfall (Ending)  (123 - 124)                            $0.00

        126 Class A-3 Note Interest Carryover Shortfall (Beginning)  (44)                                $0.00
        127 Interest Due on Above Beginning Shortfall                                                    $0.00
        128 Class A-3 Note Interest Distributable Amount  (46)                                     $648,241.67
        129 Class A-3 Note Interest Paid this Period                                               $648,241.67
        130 Class A-3 Note Interest Carryover Shortfall (Ending)  (128 - 129)                            $0.00

        131 Class A-4 Note Interest Carryover Shortfall (Beginning)  (48)                                $0.00
        132 Interest Due on Above Beginning Shortfall                                                    $0.00
        133 Class A-4 Note Interest Distributable Amount  (50)                                     $576,286.67
        134 Class A-4 Note Interest Paid this Period                                               $576,286.67
        135 Class A-4 Note Interest Carryover Shortfall (Ending)  (133 - 134)                            $0.00

        136 Note Interest Carryover Shortfall (Beginning)  (116 + 121 + 126 + 131)                       $0.00
        137 Interest Due on Above Beginning Shortfall  (117 + 122 + 127 + 132)                           $0.00
        138 Note Interest Distributable Amount  (51)                                             $2,202,792.86
        139 Note Interest Paid this Period   (119 + 124 + 129 + 134)                             $2,202,792.86
        140 Note Interest Carryover Shortfall (Ending)  (120 + 125 + 130 + 135)                          $0.00

            Certificate Interest Paid Calculation
        141 Certificate Interest Carryover Shortfall (Beginning)  (96)                                   $0.00
        142 Interest Due on Above Beginning Shortfall                                                    $0.00
        143 Certificate Interest Distributable Amount  (98)                                        $165,335.00
        144 Certificate Interest Paid this Period                                                  $165,335.00
        145 Certificate Interest Carryover Shortfall (Ending)  (143 - 144)                               $0.00

            Note Principal Paid Calculation
        146 Class A-1 Note Principal Carryover Shortfall (Beginning)  (54)                               $0.00
        147 Class A-1 Note Principal Distributable Amount  (58)                                 $10,185,990.73
        148 Class A-1 Note Principal Paid this Period                                           $10,185,990.73
        149 Class A-1 Note Principal Carryover Shortfall (Ending)  (147 - 148)                           $0.00

        150 Class A-2 Note Principal Carryover Shortfall (Beginning)  (63)                               $0.00
        151 Class A-2 Note Principal Distributable Amount  (67)                                          $0.00
        152 Class A-2 Note Principal Paid this Period                                                    $0.00
        153 Class A-2 Note Principal Carryover Shortfall (Ending)  (151 - 152)                           $0.00

        154 Class A-3 Note Principal Carryover Shortfall (Beginning)  (72)                               $0.00
        155 Class A-3 Note Principal Distributable Amount  (76)                                          $0.00
        156 Class A-3 Note Principal Paid this Period                                                    $0.00
        157 Class A-3 Note Principal Carryover Shortfall (Ending)  (155-156)                             $0.00

        158 Class A-4 Note Principal Carryover Shortfall (Beginning)  (81)                               $0.00
        159 Class A-4 Note Principal Distributable Amount  (85)                                          $0.00
        160 Class A-4 Note Principal Paid this Period                                                    $0.00
        161 Class A-4 Note Principal Carryover Shortfall (Ending)  (159 - 160)                           $0.00

        162 Note Principal Carryover Shortfall (Beginning)  (146 + 150 + 154 + 158)                      $0.00
        163 Note Principal Distributable Amount  (88)                                           $10,185,990.73
        164 Note Principal Paid this Period  (148 + 152 + 156 + 160)                            $10,185,990.73
        165 Note Principal Carryover Shortfall (Ending)  (149 + 153 + 157 + 161)                         $0.00

            Certificate Principal Paid Calculation
        166 Certificate Principal Carryover Shortfall (Beginning)  (101)                                 $0.00
        167 Certificate Principal Distributable Amount  (104)                                            $0.00
        168 Certificate Principal Paid this Period                                                       $0.00
        169 Certificate Principal Carryover Shortfall (Ending)  (167 - 168)                              $0.00

            Summary of Distributions Paid from Net Collections this Period
        170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (17)          $50,798.45
        171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)  (115)          $338,650.81
        172 Note Interest Distributable Amount Paid this Period  (139)                            2,202,792.86
        173 Certificate Interest Distributable Amount Paid this Period  (144)                       165,335.00
        174 Note Principal Distributable Amount Paid this Period  (164)                         $10,185,990.73
        175 Certificate Principal Distributable Amount Paid this Period (168)                            $0.00
        176 Surety Fee Payable to Insurer                                                            54,184.13
        177 Reinsurance Fee Payable to Insurer                                                       29,562.50

        178 Total Distributions from Collection Account                                         $13,027,314.48

        179 Total Excess Spread Available for Deposit to Spread Account                          $2,659,152.61

            SPREAD ACCOUNT RECONCILIATION
        180      Initial Deposit                                                                         $0.00
        181 Deposits to Spread Account Prior Collection Periods                                  $4,306,402.11
        182 Deposit to Spread Account this Collection Period    (179)                            $2,659,152.61
        183 Reinvestment Earnings on Funds in Spread Acct this Collection Period                    $12,869.54
        184 Draws from Spread Account Prior Periods                                                      $0.00

        185 Spread Account Balance                                                               $6,978,424.26

        186 Required Spread Account Balance                                                      $8,890,723.83
       186a Required Spread Account Cash Balance                                                 $6,909,748.93
        187 Draws from Spread Account this Collection Period                                        $68,675.33
        188 Spread Account Balance net of Draws this Collection Period                           $6,909,748.93

            Delinquency Statistics
        189 Number of Accts Delinquent 30 - 59 Days                                                        393
        190 Number of Accts Delinquent 60 - 89 Days                                                        119
        191 Number of Accts Deliquent 90 Days and Over                                                      43
        192 Total Number of Delinquent Accounts 30 Days +                                                  555

        193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                        $4,660,391
        194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                      $1,465,020
        195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days +                           $513,809
        196 Total Aggregate Net Outstanding Balance of Delinquent Loans                             $6,639,220

        197  Policy Claim Amount                                                                         $0.00
        198 Deposit Coverage Amount (Reinsurance)                                               $12,900,000.00

            Repossession Statistics
        199 Number of Accounts in Repo Inventory - Beginning                                                50
        200 Number of Accounts Repossessed During Collection Period                                         49
        201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                           17
        202 Number of Accounts in Repo Inventory - Ending                                                   82

        203 Aggregate Net Outstanding Balance of Accounts in Repo Inventory - Begin                $635,264.17
        204 Aggregate Net Outstanding Balance of Accounts Repossessed                               650,977.31
        205 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated                   221,312.26
        206 Aggregate Net Outstanding Balance of Accounts in Repo Inventory - End                $1,064,929.22


            Accounts Outstanding Statistics
        207 Original Accounts Outstanding                                                               34,907
        208 Remaining Number of Accounts Outstanding @  End of Collection Period                        33,342

            Calculation of Net Yield
        209 Interest Collected on Contracts                                                       5,507,584.85
        210 Interest Collected on Contracts - Prior Collection Period                             5,437,583.27
        211 Interest Collected on Contracts - Two Collection Periods Ago                          3,619,194.82
        212 Liquidated Contract Balances (less Liquidation proceeds)                                 57,906.94
        213 Liquidated Contract Balances - Prior Collection Period                                    9,461.41
        214 Liquidated Contract Balances - Two Collection Periods Ago                                 1,865.09
        215 Interest Paid to Securityholders  (111)                                               2,368,127.86
        216 Interest Paid to Securityholders - Prior Collection Period                            2,475,322.52
        217 Interest Paid to Securityholders - Two Collection Periods Ago                         1,406,959.21
        218 Servicing Fees Paid to Servicer  (171)                                                 $338,650.81
        219 Servicing Fees Paid to Servicer -  Prior Collection Period                             $348,543.69
        220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                           $358,333.33
        221 Ending Pool Balance  (31)                                                          $396,194,978.65
        222 Ending Pool Balance - Prior Collection Period                                      $406,380,969.38
        223 Ending Pool Balance - Two Collection Periods Ago                                   $418,252,427.65

        224            Net Yield                                                                         7.08%

               A.P.R. Statistics
        225 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                           14.86%
        226 Dollar Weighted A.P.R. of Remaining Contracts in Trust - End                                14.91%


            Credit Loss Statistics
        227 Gross Credit Losses during Collection Period                                           $159,034.10
        228 Recoveries during Collection Period                                                     101,127.16

        229 Net Credit Losses during Collection Period                                              $57,906.94

        230 Cumulative Net Credit Losses                                                            $69,233.44
        231 Cumulative Net Credit Losses as % of Original                                                0.02%
        232 Memo:  Cram Down Losses                                                                      $0.00

        233 Remaining Weighted Average Maturity (Months)                                                  57.4


            I certify that the computations  reflected above for the collection period ended are accurate and have been prepared in accordance with the Sales and Servicing Agreement dated May 1, 1999.

            By :   ______________________________________          Date:  _______________

                 Name: Don Duffy
